UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2007
COMMERCE ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On September 20, 2007, Commerce Energy Group, Inc., a Delaware corporation (the “Company”), Commerce Energy, Inc., a California corporation and wholly-owned subsidiary of the Company (“Commerce”), Wachovia Capital Finance Corporation (Western), a California corporation, as Agent and Lender (the “Agent”), and The CIT Group/Business Credit, Inc., as Lender, entered into a letter agreement modifying (the “Modification Agreement”) that certain Loan and Security Agreement dated June 8, 2006, as amended (the “Credit Facility”) by and among the Company, Commerce and the Agent. Capitalized terms, not otherwise defined have the meaning set forth in the Credit Facility.
     Under the Modification Agreement, during the period from September 20, 2007 until October 5, 2007, Commerce will be permitted to exceed the Borrowing Base as calculated without giving effect to the Reserves established in the applicable amount of the Letter of Credit Obligations as required under the Credit Facility (the “Gross Borrowing Base”). In addition, during the same time period, the amount of Excess Availability required to be maintained by Commerce will be reduced to zero.
     After October 5, 2007, except as otherwise agreed in writing by the Agent and/or Lenders pursuant to the Credit Facility, Commerce shall cause the aggregate outstanding principal amount of the Revolving Loans and Letter of Credit Obligations to be equal to or less than the Gross Borrowing Base. In addition, the amount of Excess Availability that Commerce is required to maintain under the Credit Facility shall be $2,500,000 from October 6, 2007 through and including October 30, 2007 and at all times from November 1, 2007 through and including November 30, 2007, $5,000,000 on October 31, 2007, and $10,000,000 at all times on or after December 1, 2007.
     The foregoing summary of the Modification Agreement is not complete and is qualified in its entirety by reference to the actual Modification Agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following item is filed as an exhibit to this Report:

Exhibit No.	Description
99.1	Letter Agreement, dated September 20, 2007, by and among Commerce Energy Group, Inc., Commerce Energy, Inc., Wachovia Capital Finance Corporation (Western), as Agent and Lender and The CIT Group/Business Credit, Inc., as Lender

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: September 25, 2007	By:	/s/ STEVEN S. BOSS
Steven S. Boss
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter Agreement, dated September 20, 2007, by and among Commerce Energy Group, Inc., Commerce Energy, Inc.,Wachovia Capital Finance Corporation (Western), as Agent and Lender and The CIT Group/Business Credit, Inc., as Lender